UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 8, 2007

WPT Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-14479	77-0639000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5700 Wilshire Blvd., Suite 350, Los Angeles, California		90036
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-330-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 8, 2007, WPT Enterprises, Inc. (the "Company") entered into Amendment Number 8 (the "Amendment") to the Master Agreement, dated as of August 22, 2003 (the "Master Agreement"), by and between the Company and The Travel Channel, L.L.C. ("Travel"). In the Amendment, the parties agreed to amend the Master Agreement to extend the last date for Travel to exercise its option to broadcast the sixth season of the Company’s World Poker Tour television series from March 10, 2007 to April 1, 2007.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(d) Exhibits.

10.1 Amendment Number 8 to Season 2 Agreement by and between WPT Enterprises, Inc. and The Travel Channel, L.L.C., dated March 8, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPT Enterprises, Inc.

March 14, 2007	By:	/s/ Scott A. Friedman

Name: Scott A. Friedman
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment Number 8 to Season 2 Agreement